                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                    April 2, 1996
                   Date of Report (Date of earliest event reported)

                                SILICON GRAPHICS, INC.
                (Exact name of registrant as specified in its charter)

          Delaware                     1-10441             94-2789662

(State or Other Jurisdiction of      (Commission          (IRS Employer
       Incorporation)                File Number)       Identification No.)

                            2011 North Shoreline Boulevard
                        Mountain View, California  94043-1389
             (Address of principal executive offices, including zip code)

                                    (415) 960-1980
                 (Registrant's telephone number, including area code)

                                    Not applicable
            (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a)

         At 5:01 P.M., New York City time, on April 2, 1996, the Registrant ("SGI"), through its wholly owned subsidiary, C Acquisition Corporation ("Acquisition"), accepted for purchase 19,218,735 shares of common stock, par value $1.00 per share (including the Common Share Purchase Rights issued pursuant to the Rights Agreement, as amended, dated May 15, 1989, between Cray and Norwest Bank Minnesota, N.A., as Rights Agent) ("Common Stock"), of Cray Research, Inc. ("Cray") that had been validly tendered and not withdrawn pursuant to Acquisition's tender offer for 19,218,735 shares of Common Stock at $30.00 per share, net to the seller in cash (the "Offer"). The Offer was made pursuant to an Offer to Purchase, dated February 29, 1996, the related Letter of Transmittal and an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 25, 1996, by and among Cray, SGI and Acquisition.

         The consummation of the Offer and the acceptance for purchase of the shares of Common Stock by Acquisition pursuant thereto was announced in a press release of SGI dated April 2, 1996, a copy of which is filed as Exhibit 20.1 hereto and is incorporated herein by reference.

         The 19,218,735 shares of Common Stock purchased pursuant to the Offer constitute approximately 75% of the shares of Common Stock issued and outstanding as of February 29, 1996. Pursuant to the Merger Agreement, a special meeting of Cray's stockholders will be called to act on a second step merger to convert each remaining outstanding share of Common Stock into the right to receive one share of common stock, par value $0.001 per share, of SGI (the "Merger"). The approval of holders of a majority of all outstanding shares of Common Stock is required to approve the Merger. The approval by Cray's stockholders is assured because Acquisition now owns a majority of the outstanding shares of Common Stock and a vote of such shares in favor of the Merger is sufficient to ensure approval thereof.

         The aggregate purchase price for the 19,218,735 shares of Common Stock purchased pursuant to the Offer was $576,562,050. Acquisition obtained the funds to acquire the Common Stock through a capital contribution from SGI. SGI obtained the necessary funds for such capital contribution from cash on hand and from its existing Credit Agreement, dated as of December 31, 1994, as amended (the "Credit Agreement"), between SGI and Bank of America, National Trust and Savings Association. The Credit Agreement contains usual and customary terms and conditions for agreements of this kind.

         On April 3, 1996, four members of the Board of Directors of Cray (the "Board") were replaced by four new directors nominated by Acquisition. The directors elected to the Board are Edward R. McCracken, Thomas A. Jermoluk, Stanley J. Meresman and William M. Kelly. Information with respect to each new director is included in Schedule I to Amendment No.1 to Cray's Solicitation/Recommendation Statement on Schedule 14D-9, dated March 6, 1996. The directors who were replaced are J. Phillip Samper, Philip G. Heasley, Robert
G. Potter and Jan H. Suwinski. Section 1.03 of the Merger Agreement provided that once Acquisition acquired a majority of the outstanding Shares pursuant to the Offer, Acquisition became entitled to designate a number of directors on the Board, rounded up to the next whole number, equal to its pro rata ownership of Cray. Accordingly, in addition to the foregoing new Board members, Acquisition may require Cray to either increase the size of the Board by adding up to five new members (who would be nominated by Acquisition) or replace up to three of the existing members of the Board with Acquisition's nominees.

         (b)

         The acquisition by Acquisition of shares of Common Stock pursuant to the Offer is deemed the indirect acquisition of the assets of Cray represented thereby, including Cray's plant, equipment and other physical property. Cray utilizes such assets in the conduct of its business as a leading supplier of supercomputing tools and services. It is expected that, initially following the Merger, the business and operations of Cray will be continued substantially as they are currently being conducted.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         The financial statements required to be filed were previously reported in Cray's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and are incorporated herein by reference.

         (b)  PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed financial statements give effect to the Merger under the purchase method of accounting. The pro forma combined condensed balance sheet assumes the Merger took place on December 31, 1995 and combines SGI's unaudited condensed consolidated balance sheet with Cray's historical condensed consolidated balance sheet at that date. The pro forma combined condensed statements of operations assume that the Merger took place as of the beginning of each of the periods presented and combine SGI's historical condensed consolidated statement of operations for the year ended June 30, 1995 and SGI's unaudited condensed consolidated statement of operations for the six months ended December 31, 1995 with the unaudited condensed consolidated statement of operations of Cray for the twelve-month period ended June 30, 1995 and the unaudited condensed consolidated statement of operations of Cray for the six months ended December 31, 1995, respectively.

    The charge of $85 million resulting from purchased research and development costs has been reflected in stockholders' equity in the pro forma combined condensed balance sheet at December 31, 1995. This same charge has been excluded from the pro forma combined condensed statements of operations for the year ended June 30, 1995 and the six months ended December 31, 1995.

    The pro forma information is presented for illustrative purposes only and is not necessarily indicative of operating results or financial position that would have occurred if the Merger had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. In particular, the actual adjustments to the valuation of Cray assets and liabilities in connection with the acquisition may vary significantly from the estimates reflected in the pro forma financial information.

    These pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and the notes thereto of SGI, which were previously reported in SGI's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 and SGI's Quarterly Reports on Form 10-Q for the fiscal quarter ended December 31, 1995, and of Cray, which were previously reported in Cray's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and are incorporated herein by reference.

               SGI AND CRAY PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               AS OF DECEMBER 31, 1995
                                    (IN THOUSANDS)
                                     (UNAUDITED)

                                                           HISTORICAL     HISTORICAL     PRO FORMA           PRO FORMA
                                                              SGI           CRAY        ADJUSTMENTS          COMBINED
                                                         ------------   ------------   ------------        ------------
ASSETS:
Cash and cash equivalents. . . . . . . . . . . . . . .   $    258,380   $    104,425   $       (807)(a)    $    361,998
Short-term marketable investments. . . . . . . . . . .        153,438              -       (153,438)(a)               -
Accounts receivable, net . . . . . . . . . . . . . . .        655,884        156,039              -             811,923
Inventories. . . . . . . . . . . . . . . . . . . . . .        342,823        177,359         65,000 (c)         585,182
Prepaid expenses and other current assets. . . . . . .         86,755         60,082        109,000 (c)         255,837
                                                         ------------   ------------   ------------        ------------
   Total current assets. . . . . . . . . . . . . . . .      1,497,280        497,905         19,755           2,014,940

Other marketable investments . . . . . . . . . . . . .        282,755        150,000       (282,755)(a)         150,000

Property, plant and equipment, net . . . . . . . . . .        301,113        200,875        (82,000)(c)         419,988

Purchased intangible assets. . . . . . . . . . . . . .              -              -         98,000 (c)          98,000

Other assets                                                  184,339        129,274        (35,000)(c)         278,613
                                                         ------------   ------------   ------------        ------------
                                                         $  2,265,487   $    978,054   $   (282,000)       $  2,961,541
                                                         ------------   ------------   ------------        ------------
                                                         ------------   ------------   ------------        ------------

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts and notes payable . . . . . . . . . . . . . .   $    162,745   $     42,924   $    150,000 (a)    $    355,669
Other current liabilities. . . . . . . . . . . . . . .        381,883        229,248         95,000 (c)(d)      706,131
                                                         ------------   ------------   ------------        ------------
   Total current liabilities. . . . . . . . . . . . . .       544,628        272,172        245,000           1,061,800

Long-term debt and other . . . . . . . . . . . . . . .        277,575        103,454        (18,000)(c)         363,029

Stockholders' equity . . . . . . . . . . . . . . . . .      1,443,284        602,428        509,000 (b)(c)    1,536,712
                                                         ------------   ------------   ------------        ------------
                                                         $  2,265,487   $    978,054   $   (282,000)       $  2,961,541
                                                         ------------   ------------   ------------        ------------
                                                         ------------   ------------   ------------        ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

          SGI AND CRAY PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                           FOR THE YEAR ENDED JUNE 30, 1995
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                     (UNAUDITED)

                                                           HISTORICAL     HISTORICAL     PRO FORMA           PRO FORMA
                                                              SGI           CRAY        ADJUSTMENTS (m)      COMBINED
                                                         ------------   ------------   ---------------      ------------

NET REVENUES                                             $  2,228,268   $    727,723   $          -        $  2,955,991

COSTS AND EXPENSES:
Cost of revenues . . . . . . . . . . . . . . . . . . .      1,032,059        440,715         84,000 (e)(g)    1,556,774
Research and development . . . . . . . . . . . . . . .        247,678        131,262         (1,000)(g)         377,940
Selling, general and administrative. . . . . . . . . .        619,259        171,521         (1,000)(g)         789,780
Restructuring/merger related costs . . . . . . . . . .         22,000        150,109              -             172,109
Amortization of purchased intangibles. . . . . . . . .              -              -         19,000  (i)         19,000
                                                         ------------   ------------   ------------        ------------

   Total costs and expenses. . . . . . . . . . . . . .      1,920,996        893,607        101,000           2,915,603
                                                         ------------   ------------   ------------        ------------
Operating income (loss). . . . . . . . . . . . . . . .        307,272       (165,884)      (101,000)             40,388

Interest and other income (expense), net . . . . . . .          9,447          5,526        (33,000)(k)        (18,027)
                                                         ------------   ------------   ------------        ------------

Income (loss) before taxes . . . . . . . . . . . . . .        316,719       (160,358)      (134,000)             22,361

Provision (benefit) for income taxes . . . . . . . . .         91,863          1,301        (50,920)(l)          42,244
                                                         ------------   ------------   ------------        ------------

Net income (loss). . . . . . . . . . . . . . . . . . .        224,856       (161,659)       (83,080)            (19,883)

Preferred stock dividend requirement . . . . . . . . .             54              -              -                  54
                                                         ------------   ------------   ------------        ------------

Net income (loss) available to common stockholders . .   $    224,802   $   (161,659)  $    (83,080)       $    (19,937)
                                                         ------------   ------------   ------------        ------------
                                                         ------------   ------------   ------------        ------------

Net income (loss) per share. . . . . . . . . . . . . .   $       1.28   $      (6.33)                      $      (0.12)
                                                         ------------   ------------                       ------------
                                                         ------------   ------------                       ------------

Shares used to compute per share data. . . . . . . . .        175,435         25,539                            162,800
                                                         ------------   ------------                       ------------
                                                         ------------   ------------                       ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

          SGI AND CRAY PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      FOR THE SIX MONTHS ENDED DECEMBER 31, 1995
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                     (UNAUDITED)


                                                           HISTORICAL     HISTORICAL     PRO FORMA           PRO FORMA
                                                              SGI           CRAY        ADJUSTMENTS (m)       COMBINED
                                                         ------------   ------------   ------------        ------------

NET REVENUES                                             $  1,267,012   $    405,447   $          -        $  1,672,459

COSTS AND EXPENSES:
Cost of revenues . . . . . . . . . . . . . . . . . . .        603,967        255,696         45,000 (f)(h)      904,663
Research and development . . . . . . . . . . . . . . .        153,540         58,158         (1,000)(h)         210,698
Selling, general and administrative. . . . . . . . . .        365,340         85,469         (1,000)(h)         449,809
Restructuring costs. . . . . . . . . . . . . . . . . .          1,275         45,857                             47,132
Amortization of purchased intangibles. . . . . . . . .              -              -          9,000 (j)           9,000
                                                         ------------   ------------   ------------        ------------

   Total costs and expenses. . . . . . . . . . . . . .      1,124,122        445,180         52,000           1,621,302

Operating income (loss). . . . . . . . . . . . . . . .        142,890        (39,733)       (52,000)             51,157

Interest and other income (expense), net . . . . . . .         13,040         (1,003)       (16,000)(k)          (3,963)
                                                         ------------   ------------   ------------        ------------

Income (loss) before taxes . . . . . . . . . . . . . .        155,930        (40,736)       (68,000)             47,194

Provision (benefit) for income taxes . . . . . . . . .         45,220         (1,571)       (25,840)(l)          17,809
                                                         ------------   ------------   ------------        ------------

Net income (loss). . . . . . . . . . . . . . . . . . .        110,710        (39,165)       (42,160)             29,385

Preferred stock dividend requirement . . . . . . . . .              -              -                                  -
                                                         ------------   ------------   ------------        ------------

Net income (loss) available to common stockholders . .   $    110,710   $    (39,165)  $    (42,160)       $     29,385
                                                         ------------   ------------   ------------        ------------
                                                         ------------   ------------   ------------        ------------

Net income (loss) per share. . . . . . . . . . . . . .   $       0.62   $      (1.55)                      $       0.16
                                                         ------------   ------------                       ------------
                                                         ------------   ------------                       ------------

Shares used to compute per share data. . . . . . . . .        178,268         25,281                            184,700
                                                         ------------   ------------                       ------------
                                                         ------------   ------------                       ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                                     SGI AND CRAY
              NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                     (UNAUDITED)

    (a) Represents borrowings, the liquidation of marketable investments and cash used to finance the acquisition of 19,218,735 shares of Cray Common Stock pursuant to the Offer.

    (b) Represents issuance of one share of SGI Common Stock in exchange for each remaining outstanding share of Cray Common Stock at a per share value of $26.15 (average of SGI Common Stock closing prices for the five trading days immediately preceding and following the February 26, 1996 announcement of the merger) plus the value of Cray stock options assumed by SGI.

    (c) Estimated valuation adjustments of Cray assets and liabilities resulting from the preliminary allocation of the purchase price, elimination of stockholders' equity and the estimated $85 million charge taken at the time of acquisition for purchased research and development costs. The aggregate purchase price (including acquisition costs) is estimated to be approximately $765 million in cash, common stock and the value of Cray stock options assumed by SGI.

    (d) Accrued expenses associated with preliminary cost estimates, including severance costs, termination of leases and other reserves.

    (e) Recognition of additional cost of sales assuming a $96 million purchase price adjustment to record inventory at fair value, amortized over nine months assuming acquisition had taken place on July 1, 1994.

    (f) Recognition of additional cost of sales assuming a $77 million purchase price adjustment to record inventory at fair value, amortized over nine months assuming acquisition had taken place on July 1, 1995.

    (g) Reduction of depreciation and amortization related to valuation adjustments of property, plant and equipment and leased systems and spares assuming the acquisition had taken place on July 1, 1994.

    (h) Reduction of depreciation and amortization related to valuation adjustments of property, plant and equipment and leased systems and spares assuming the acquisition had taken place on July 1, 1995.

    (i) Amortization of purchased intangible assets (principally purchased technology, Cray trade name and customer list) assuming acquisition had taken place on July 1, 1994. Amortization of purchased intangible assets is based on lives ranging from 3-20 years.

    (j) Amortization of purchased intangible assets (principally purchased technology, Cray trade name and customer list) assuming acquisition had taken place on July 1, 1995. Amortization of purchased intangible assets is based on lives ranging from 3-20 years.

    (k)  Adjustment to interest income associated with purchase consideration.

    (l) Income tax effects of pro forma adjustments computed using the combined federal and state statutory rate of 38%.

    (m) The statement of operations presentation excludes the effect of an estimated $85 million charge to operations taken at the time of acquisition for purchased research and development costs related to acquired technology that has not reached technological feasibility and that has no alternative future use. The statement of operations presentation also excludes consideration of integration costs and potential cost savings because SGI has not completed its comprehensive review of Cray's business, operations, capitalization and management.

      (c)     EXHIBITS

Exhibit No.                       Description
- ----------                        -----------

    2.1 Agreement and Plan of Merger, dated as of February 25, 1996, among Cray, Acquisition and Parent (incorporated herein by reference to Exhibit (c) of SGI's Tender Offer Statement on
              Schedule 14D-1, dated February 29, 1996).

    20.1 Press release of SGI dated April 2, 1996 regarding completion of the Offer (incorporated herein by reference to Exhibit (a)(11) of Amendment No. 5 to SGI's Tender Offer Statement on Schedule 14D-1, dated April 3, 1996).

    23.1      Consent of KPMG Peat Marwick LLP.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, SGI has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SILICON GRAPHICS, INC.



Dated: April 17, 1996                       By   /s/ WILLIAM M. KELLY
                                               -------------------------------
                                                 William M. Kelly
                                                 Vice President, Business
                                                 Development and General
                                                 Counsel

                                     EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
- -----------                        -----------                          --------


    2.1 Agreement and Plan of Merger, dated as of February 25, 1996, among Cray, Acquisition and SGI (incorporated herein by reference to Exhibit (c) of SGI's Tender Offer Statement on Schedule 14D-1, dated February 29,
              1996).

    20.1 Press release of SGI dated April 2, 1996 regarding completion of the Offer (incorporated herein by reference to Exhibit (a)(11) of Amendment No. 5 to SGI's Tender Offer Statement on Schedule 14D-1, dated April 3, 1996).

    23.1      Consent of KPMG Peat Marwick LLP.